                                                                   EXHIBIT 10.13

                     AMENDED AND RESTATED GUARANTY AGREEMENT

         This AMENDED AND RESTATED GUARANTY AGREEMENT (as the same may be amended, supplemented, or otherwise modified from time to time, this "Guaranty") dated as of July 1, 2003, is made by Orion Power Holdings, Inc., a Delaware corporation (the "Limited Guarantor"), in favor of the Secured Parties, as defined in the Collateral Trust Agreement dated as of even date herewith (as the same may be amended, supplemented, or otherwise modified from time to time, the Collateral Trust Agreement), among Reliant Resources, Inc. ("RRI"), the subsidiaries of RRI parties thereto, including the Limited Guarantor, and Wachovia Bank, National Association, in its capacity as collateral trustee (together with its successors in such capacity the "Collateral Trustee") for the Secured Parties. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms by the Collateral Trust Agreement.

                                    RECITALS

         1. RRI, the other Credit Parties referred to therein, the Lenders referred to therein, Bank of America, N.A., as Administrative Agent and Collateral Agent, Citibank, N.A., as Tranche A Collateral Agent, and the other Agents referred to therein are party to an Amended and Restated Credit and Guaranty Agreement dated as of March 28, 2003 (as amended, modified, supplemented, amended and restated, refinanced or replaced from time to time, the "Credit Agreement"), under which such Lenders have provided Tranche A Loans (as defined therein), Term Loans (as defined therein), Revolving Credit Commitments (as defined therein), and commitments for Senior Priority Loans, as defined therein.

         2. The Obligations (as defined therein) under the Credit Agreement are guaranteed by the subsidiaries of RRI that are Credit Parties (as defined therein) thereunder, including the Limited Guarantor and the Orion Bank Guarantors. The guaranties of the Limited Guarantor and the Orion Bank Guarantors are set forth in Article 8 of the Credit Agreement and are limited to an amount determined as set forth in Schedule 8.4 to the Credit Agreement.

         3. RRI intends to issue 9-1/4% Senior Secured Notes due 2010 in the original principal amount of $550,000,000 and 9-1/2% Senior Secured Notes due 2013 in the original principal amount of $550,000,000 (collectively, the "Senior Secured Notes") pursuant to the respective Senior Secured Note Indentures, each dated as of July 1, 2003, by and among RRI, the Guarantors parties thereto and Wilmington Trust Company, as Trustee, for the purpose of refinancing a portion of the Tranche A Loans and Term Loans outstanding under the Credit Agreement. Pursuant to such Senior Secured Note Indentures, the Guarantors, excluding the Orion Bank Guarantors, but including the Limited Guarantor, will guarantee payment of the Senior Secured Notes and all other Note Obligations.

         4. RRI contemplates issuing or incurring Parity Secured Debt in the future which would be guaranteed by some or all of the Grantors, including the Limited Guarantor.

         5. In connection with the issuance of the Senior Secured Notes and the required guarantees thereof, and in contemplation of the future issuance of Parity Secured Debt and the required guarantees thereof, the provisions contained in Article 8 of the Credit Agreement as applicable to the Limited Guarantor are being removed and amended and restated hereby to facilitate the ratable sharing among the Secured Parties of the limited amount permitted to be guaranteed thereunder.

         6. The Limited Guarantor is executing and delivering this Guaranty in amendment and restatement of the existing guaranty as set forth in the Credit Agreement to induce the current and future holders of Secured Obligations to extend credit to RRI. The Limited Guarantor has concluded that it will derive substantial benefit from such transactions.

         NOW, THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Limited Guarantor agrees for the benefit of the Secured Parties as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01 Certain Defined Terms. (a) As used in this Guaranty, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

         "Applicable Law" means all provisions of statutes, rules, regulations and orders of the United States, any state thereof or municipality therein, or of any foreign governmental body, or of any regulatory agency, in each case, applicable to the Person in question or any assets of such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party or by which such Person or any asset of such Person is bound.

         "Guaranteed Obligations" means all Secured Obligations as defined in the Collateral Trust Agreement.

         "Mortgaged Real Property Assets" means those (i) parcels of real property, owned or leased at such time directly or indirectly by any Grantor, together with in each case, all buildings, improvements, appurtenant fixtures, easements and other property and rights of any Grantor or any Subsidiary of a Grantor incidental to the ownership or lease (as applicable) of such parcel of real property or any of the foregoing and (ii) rights of way, easements and all other similar rights granted to any of the Grantors (excluding leases) for the right to use and/or have access to and through real property that are or should be evidenced by instruments recorded in the appropriate real property records office of each of the counties where such real property is located , in each case, on which a Lien has been granted by the applicable Grantor to the Collateral Trustee (for the benefit of the Secured Parties).

         "Person" means any natural person, corporation, division of a corporation, partnership, limited liability partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

         "Post-Petition Interest" means interest accruing after the filing of any petition in bankruptcy, or the commencement of any case, proceeding or action relating to the bankruptcy, reorganization or insolvency of RRI or any other Grantor under any Secured Debt Document (or interest that would accrue but for the operation of applicable bankruptcy, reorganization or insolvency laws), whether or not a claim for post-filing or post-petition interest is allowed or allowable as a claim in any such case, proceeding or action.

         "Termination Date" means the date on which (a) the Bank Credit Termination Date (as defined in the Credit Agreement) shall have occurred and
(b) all of the Guaranteed Obligations shall have been indefeasibly paid in full in cash.

         Section 1.02 Other Defined Terms. Other capitalized terms used herein, but not defined herein, shall unless otherwise provided herein or the context otherwise requires, have the respective meanings ascribed to such terms in the Collateral Trust Agreement.

         Section 1.03 Miscellaneous. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Article and Section references are to Articles and Sections of this Guaranty, unless otherwise specified. The words "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation."

                                   ARTICLE II

                                    GUARANTY

         Section 2.01 Guaranty.

         (a) The Limited Guarantor unconditionally and irrevocably guarantees to the Secured Parties the due and punctual payment by, and performance of, the Guaranteed Obligations (including Post-Petition Interest). The Limited Guarantor further agrees that the Guaranteed Obligations may be increased, extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound upon this Guaranty notwithstanding any increase, extension or renewal of any Guaranteed Obligation.

         (b) The Limited Guarantor waives acceptance hereof, presentation to, demand for payment from and protest to, as the case may be, any Grantor or any other guarantor of any of the Guaranteed Obligations, and also waives notice of protest for nonpayment, notice of acceleration, notice of intent to accelerate and any other notice not expressly provided for herein. The obligations of the Limited Guarantor hereunder shall not be released, discharged or otherwise affected by (i) the failure of the Collateral Trustee, any sub-agent thereof, any Representative, or any Secured Party (as appropriate) to assert any claim or demand or to enforce any right or remedy against RRI, any other Grantor or any other guarantor or obligor under the provisions of the Secured Debt Documents or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) the failure of any Secured Party to obtain the consent of the Limited Guarantor with respect to any rescission, waiver, compromise, acceleration, supplement, amendment or modification of any of the terms or provisions of any Secured Debt Document or any other agreement; (iv) the release, exchange, waiver, foreclosure, impairment, non-perfection or invalidity of any security held by the Collateral Trustee or any sub-agent thereof or any Secured Party, or any guarantee or other liability of any third party, for the Guaranteed Obligations or any of them; (v) the failure or inability of the Collateral Trustee, any sub-agent thereof, any Representative, or any Secured Party (as appropriate) to exercise any right or remedy against any other Grantor or any other guarantor of the Guaranteed Obligations; (vi) the release or substitution of any Grantor or guarantor; (vii) any change in the corporate existence, structure or ownership of RRI, any Grantor or other guarantor or any obligor under the Secured Debt Documents, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any such Person or its respective assets, or any resulting release or discharge of any obligation of any such Person contained in any Secured Debt Document; (viii) the existence of any claim, set-off or other rights which any Grantor may have at any time against RRI, any other Grantor, any obligor under the Secured Debt Documents, the Collateral Trustee, any Representative, any Secured Party or any other Person, whether or not arising in connection herewith or any unrelated transaction (provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim); or (ix) any provision of Applicable Law or regulation purporting to prohibit the payment by RRI or any other Grantor of any amount payable by it under any Secured Debt Document.

         (c) The Limited Guarantor further agrees that this Guaranty constitutes a guaranty of performance and of payment when due, and not just of collection, and waives any right to require that any resort be had by the Collateral Trustee, any sub-agent thereof, any Representative, or any other Secured Party (as appropriate) to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of the Collateral Trustee, any sub-agent thereof, any Representative, or any other Secured Party in favor of RRI or any other Grantor, or to any other Person.

         (d) The Limited Guarantor hereby expressly assumes all responsibilities to remain informed of the financial condition of each of the other Grantors and any other guarantors, any circumstances affecting the Collateral or the Mortgaged Real Property Assets, and the ability of RRI and the other Grantors to perform under the Secured Debt Documents.

         (e) The Limited Guarantor's obligations under this Guaranty shall not be released, discharged or otherwise affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations, any instrument evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any Lien on any Collateral or Mortgaged Real Property Asset securing any Guaranteed Obligation or by any other circumstance relating to the Guaranteed Obligations or otherwise which might otherwise constitute a defense to this Guaranty. The Limited Guarantor acknowledges that none of the Collateral Trustee, any sub-agent thereof, any Representative, or any other Secured Party makes any representation or warranty with respect to any such circumstances or have any duty or responsibility whatsoever to the Limited Guarantor in respect to the management and maintenance of the Guaranteed Obligations or any collateral security for the Guaranteed Obligations.

         Section 2.02 No Impairment of Guaranty. The obligations of the Limited Guarantor under this Guaranty shall not be subject to any reduction, limitation, impairment or termination for any reason (except the indefeasible payment and performance in full in cash of the applicable Guaranteed Obligations or the release of this Guaranty pursuant to the terms of the Secured Debt Documents), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Limited Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Collateral

Trustee, any sub-agent thereof, any Representative, or any other Secured Party to assert any claim or demand or to enforce any right or remedy under this Guaranty, any Secured Debt Document or any other agreement, by any waiver or modification of any provision hereof or thereof, by any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Limited Guarantor or would otherwise operate as a discharge of the Limited Guarantor as a matter of law, unless and until the Termination Date has occurred.

         Section 2.03 Continuation and Reinstatement.

         (a) The Limited Guarantor further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Secured Party upon the bankruptcy or reorganization of RRI or any Grantor, or otherwise. In furtherance of the provisions hereof, and not in limitation of any other right which any Secured Party may have at law or in equity against RRI, any other Grantor or any other Person by virtue hereof, upon failure of RRI or any other Grantor which is a borrower under any Secured Debt Document to pay any Secured Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, the Limited Guarantor hereby promises to and will, upon receipt of written demand by the Collateral Trustee pursuant to an Act of Secured Debtholders, forthwith pay or cause to be paid to the Collateral Trustee for the benefit of the Secured Parties, in cash, an amount equal to the unpaid amount of such Secured Obligation, subject to the limitations of Section 2.04, including interest thereon at the rate provided in the applicable Secured Debt Document (including any applicable default rate of interest). All payments made hereunder shall be subject to distribution as provided in Section 2.06.

         (b) Upon any payment as provided above, the applicable Representative shall assign, without recourse and without representation or warranty of any kind, such Secured Obligation, and the Collateral Trustee shall, without recourse and without representation or warranty of any kind, to assign all security interests, if any, then held by the Collateral Trustee, in respect of such Secured Obligation, to the Limited Guarantor; such assignment to be subordinate and junior to the rights of the Collateral Trustee or the Tranche A Collateral Agent on behalf of the Secured Parties or the Lenders owed the Adjusted Tranche A Obligations (as defined in the Citibank Intercreditor Agreement), as applicable, with regard to amounts payable by RRI or any other Grantor in connection with the remaining unpaid Secured Obligations (including Post-Petition Interest) and to be pro tanto to the extent to which the Secured Obligation in question was discharged by the Limited Guarantor.

         (c) All rights of the Limited Guarantor against any Grantor which is a borrower under any Secured Debt Document, arising as a result of the payment by the Limited Guarantor of any sums to the a Representative for the benefit of any Secured Parties hereunder, to the Tranche A Agent for the benefit of the Tranche A Lenders (as defined in the Credit Agreement), or directly to any Secured Party hereunder by way of right of subrogation or otherwise, shall in all respects be subordinated and junior in right of payment to, and shall not be exercised by, the Limited Guarantor until and unless, the occurrence of the Termination Date. If any amount shall be paid to the Limited Guarantor for the account of RRI or any other Grantor which is a borrower under any Secured Debt Document, such amount shall be held in trust for the benefit of the Secured Parties, segregated from the Limited Guarantor's own assets, and shall forthwith be paid to the Collateral Trustee on behalf of the applicable Secured Parties to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

         Section 2.04 Limitation on Guaranteed Amount; Subordination.

         (a) Notwithstanding any other provision of any Secured Debt Document, the amount guaranteed by the Limited Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or to being set aside or annulled under any Applicable Law relating to fraud on creditors. In determining the limitations, if any, on the amount of the Limited Guarantor's obligations hereunder pursuant to the preceding sentence, it is the intention of the Limited Guarantor and the beneficiaries hereof that any rights of subrogation or contribution which the Limited Guarantor may have under any agreement (including the Contribution Agreement dated of March 28, 2003, among the Grantors, as amended) or Applicable Law shall be taken into account.

         (b) Notwithstanding anything to the contrary contained in this Guaranty (but subject to the terms and provisions of Section 2.04(a) above), the total amount guaranteed by the Limited Guarantor hereunder shall be (i) limited to an amount calculated as described in Schedule 2.04 hereto, and (ii) subordinated to the extent described in Schedule 2.04(a) and Schedule 2.04(b) hereto; provided, however, that the foregoing shall cease to apply to the Limited Guarantor on the date on which the contractual obligation (or replacement thereof to the extent permitted by the terms of the Secured Debt Documents) that prohibited the Limited Guarantor from guaranteeing the Guaranteed Obligations in full or prohibited it from guaranteeing the Guaranteed Obligations on a non-subordinated basis, as applicable, shall no longer be in effect.

         Section 2.05 Stay of Acceleration. If acceleration of the time for payment of any amount payable by RRI or another Grantor under any Secured Debt Document is stayed upon the insolvency, bankruptcy or reorganization of RRI or such other Grantor, all such amounts otherwise subject to acceleration under the terms of such Secured Debt Document shall nonetheless be payable by the Limited Guarantor (unless it is the Grantor whose payment is so stayed) under this Guaranty forthwith on demand by the Collateral Trustee pursuant to an Act of Secured Debtholders.

         Section 2.06 Distribution of Payments. Any amounts received by the Collateral Trustee hereunder shall be deposited in the Collateral Account and shall, to the extent available for distribution, be distributed by the Collateral Trustee in accordance with the provisions of Article V of the Collateral Trust Agreement.

                                   ARTICLE III

                           REPRESENTATIONS, WARRANTIES

         Section 3.01 Representations and Warranties. The Limited Guarantor hereby represents and warrants to the Secured Parties as follows:

                  (a) The Limited Guarantor is duly organized or validly formed and is validly existing under the laws of its jurisdiction of incorporation or formation.

                  (b) The execution, delivery and performance by the Limited Guarantor of this Guaranty are within the Limited Guarantor's legal powers and have been duly authorized by all necessary legal action of the Limited Guarantor.

                  (c) This Guaranty has been duly executed and delivered by the Limited Guarantor and is the legal, valid and binding obligation of the Limited Guarantor enforceable against the Limited Guarantor in accordance with its terms, except as the enforceability hereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.01 Notice. Any demand, notice, request, instruction, correspondence or other document to be given hereunder by the Limited Guarantor to the Collateral Trustee or any Secured Parties or by the Collateral Trustee or any Secured Parties to the Limited Guarantor or any other Secured Parties shall be in writing and delivered as provided in Section 9.03 of the Collateral Trust Agreement.

         Section 4.02 Amendment or Waiver. No amendment, waiver, supplement or other modification of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by the Limited Guarantor and consented to in writing by the Collateral Trustee pursuant to an Act of Secured Debtholders and then such amendment, waiver, supplement or other modification shall be effective only in the specific instance and for the specific purpose for which given.

         Section 4.03 Successors and Assigns. This Guaranty shall be binding upon the Limited Guarantor and its successors and assigns, shall inure to the benefit of each Secured Parties and their respective successors and permitted assigns and transferees pursuant to the Secured Documents, and shall be enforceable by the Secured Parties through their respective Representatives; provided that the Limited Guarantor may not assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Collateral Trustee pursuant to an Act of Secured Debtholders.

         Section 4.04 Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 4.05 Governing Law. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

         Section 4.06 Headings. Section, subsection, and other headings used in this Guaranty are for convenience only, and shall not affect the construction of this Guaranty.

         Section 4.07 Beneficiaries. All present and future Secured Parties are express third party beneficiaries of this Guaranty. This Guaranty shall be deemed accepted by each Secured Party and its Representative on the date on which such Person becomes a Secured Party or Representative, as applicable.

         IN WITNESS WHEREOF, the Limited Guarantor has caused its duly authorized officer to execute and deliver this Guaranty as of the date first above written.

                                 ORION POWER HOLDINGS, INC.

                                 By: /s/ William S. Waller, Jr.
                                    --------------------------------------
                                 Name:  William S. Waller, Jr.
                                 Title: Vice President and Treasurer

                                  SCHEDULE 2.04

                 LIMITATIONS APPLICABLE TO THE LIMITED GUARANTOR

Notwithstanding anything to the contrary contained in this Guaranty (but subject to the terms and provisions of Section 2.04(a) and the provisions contained in
Section 2.04(b)), the amount guaranteed by the Limited Guarantor hereunder is limited.

As required by the Indenture dated April 27, 2000 pursuant to which the Limited Guarantor issued its 12% Senior Notes due 2010 ("Indenture"), the amount guaranteed hereunder by the Limited Guarantor must meet each of the conditions listed below.

1) The fixed charge ratio of 2:1 (calculated in accordance with Section 4.09 of the Indenture) is satisfied for the Limited Guarantor's most recently ended four full fiscal quarters, treating the amount guaranteed by the Orion Bank Guarantors under the Credit Agreement and by the Limited Guarantor under the Guaranty as indebtedness and giving effect to such Guaranty as if it had been incurred at the beginning of such four quarter period, which amount is calculated as of March 28, 2003, to be $1,154,594,000 as of December 31, 2002, and

2) Either:

         a. the guaranteed amount hereunder, collectively with the amount guaranteed by the Orion Bank Guarantors, does not exceed 5% of the Limited Guarantor's consolidated tangible assets (collectively with the Limited Guarantor's investments in Liberty Electric Power, LLC., and any other investments relying upon the "permitted investment" exemption under the Indenture), which consolidated tangible assets are calculated as of March 28, 2003, to be $3,942,483,000 as of December 31, 2002 (5% of which is $197,124,000); or

         b. (i) at the time the Limited Guarantor entered into the Guaranty, and after giving pro forma effect thereto and to the guaranties of the Orion Bank Guarantors, the Limited Guarantor would have been permitted to incur at least $1.00 of additional indebtedness (treating the Guaranty and the guaranties of the Orion Bank Guarantors as indebtedness) pursuant to the fixed charge ratio described above; and

                  (ii) the Guaranty, collectively with the guaranties of the Orion Bank Guarantors, satisfies the restricted payment ceiling test in Section 4.07 of the Indenture for the payment of dividends (such restricted payment ceiling being, generally, the sum of 50% of the aggregate consolidated net income for the Limited Guarantor plus 100% of any contributions to common equity from the sale of common stock), which restricted payment ceiling is calculated as of March 28, 2003, to be $1,100,450,000 as of December 31, 2002.

Furthermore, because the Orion Bank Guarantors are separately guaranteeing the Guaranteed Obligations, the amount guaranteed hereunder shall be reduced by any amounts paid by the Orion Bank Guarantors pursuant to their guaranties of the Guaranteed Obligations.

                                SCHEDULE 2.04(a)

         SUBORDINATION PROVISIONS RELATING TO ORION POWER HOLDINGS, INC.
                                    AS TO THE
               OPMW CREDIT AGREEMENT AND THE OPNY CREDIT AGREEMENT

         Reference is made to the AMENDED AND RESTATED GUARANTY AGREEMENT (as the same may be amended, supplemented, or otherwise modified from time to time, the "Guaranty") dated as of July 1, 2003, made by Orion Power Holdings, Inc., a Delaware corporation ("OPH"), in favor of the Secured Parties, as defined in the Collateral Trust Agreement dated as of even date therewith (as the same may be amended, supplemented, or otherwise modified from time to time, the "Collateral Trust Agreement"), among Reliant Resources, Inc. ("RRI"), the subsidiaries of RRI parties thereto, including OPH, and Wachovia Bank, National Association, in its capacity as collateral trustee (together with its successors in such capacity the "Collateral Trustee") for the Secured Parties.

         The amounts guaranteed by OPH under the Guaranty are subordinated to the extent hereinafter set forth in this Schedule 2.04(a). The Subordinated Creditors (as defined below), by their acceptance of the execution and delivery by OPH of the Guaranty, and the Lead Arrangers and Senior Creditors (as defined below), by their acceptance of the benefits of this Schedule 2.04(a), each agrees to be bound hereby.

         SECTION 1. Definitions.

                  1.01. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

         "Commitments" means and includes the "Commitments" under and as such term is defined as of the date hereof in the OPMW Credit Agreement and the "Commitments" under and as such term is defined as of the date hereof in the OPNY Credit Agreement.

         "Credit Party" means and includes a "Credit Party" under and as such term is defined as of the date hereof in the OPMW Credit Agreement and a "Credit Party" under and as such term is defined as of the date hereof in the OPNY Credit Agreement, in each case, other than OPH.

         "Obligations" means the "Obligations" under and as defined as of the date hereof in the OPMW Credit Agreement and the "Obligations" under and as defined as of the date hereof in the OPNY Credit Agreement other than, and the term "Obligations" hereunder shall not include, loans made after the date hereof except pursuant to the Commitments in effect on the date hereof or advanced by any one or more Senior Creditors under a Senior Credit Agreement (or related collateral documents) in order to preserve Collateral (as such term is defined as of the date hereof in the Senior Credit Agreements).

         "OPH Lead Arrangers" means Banc of America Securities LLC and BNP Paribas, as lead arrangers under the Senior Credit Agreements, and their successors or assigns as such lead arrangers.

         "OPMW Credit Agreement" means the Second Amended and Restated Credit Agreement, dated as of October 28, 2002, among Orion Power MidWest, L.P., as borrower, Bank of America,

N.A., as administrative agent, Banc of America Securities LLC and BNP Paribas, as Lead Arrangers, the issuing bank, BNP Paribas, as syndication agent, The Bank of Nova Scotia, Mizuho Corporate Bank, Ltd. and Bayerische Hypo-Und Vereinsbank AG, New York Branch, as documentation agents and the lenders named on the signature page thereto, as such agreement may be amended, amended and restated, modified, renewed, refunded, replaced or refinanced from time to time in any manner that does not increase the principal amount of Senior Indebtedness.

         "OPNY Credit Agreement" means the Amended and Restated Credit Agreement, dated as of October 28, 2002, among Orion Power New York, L.P., as borrower, Bank of America, N.A., as administrative agent, Banc of America Subordinated Indebtedness LLC and BNP Paribas, as Lead Arrangers and joint book runners, the issuing bank, BNP Paribas, as syndication agent, Union Bank of California, N.A., CoBank, ACB and Deutsche Bank AG New York and/or Cayman Island Branch, as documentation agents and the lenders named on the signature pages thereto, as such agreement may be amended, amended and restated, modified, renewed, refunded, replaced or refinanced from time to time in any manner that does not increase the principal amount of Senior Indebtedness.

         "OPH Pledge Agreement" means the Membership Interest Pledge Agreement, dated as of October 28, 2002, between OPH and Bank of America, N.A., as such agreement may be amended, amended and restated, modified, renewed, refunded, replaced or refinanced from time to time in any manner that does not increase the principal amount of Senior Indebtedness.

         "Senior Credit Agreements" means the OPMW Credit Agreement and the OPNY Credit Agreement.

         "Senior Creditors" means the "Secured Parties" as defined as of the date hereof in the Senior Credit Agreements and their respective successors and assigns.

         "Senior Indebtedness" means all present and future Obligations.

         "Subordinated Creditors" means each of the "Secured Parties" as defined as of the date hereof in the Collateral Trust Agreement, and their respective successors and assigns.

         "Subordinated Indebtedness" means all present and future obligations, liabilities and indebtedness of OPH to the Subordinated Creditors pursuant to the Guaranty.

         SECTION 2. Subordination. OPH and each Subordinated Creditor, for the benefit of the OPH Lead Arrangers and the Senior Creditors, agrees as follows:

                  2.01. Agreement to Subordinate. The Subordinated Indebtedness is subordinated in right of payment, to the extent and in the manner provided in this Section 2, to the Senior Indebtedness, and that such subordination is for the benefit of and enforceable by the OPH Lead Arrangers for the benefit of the Senior Creditors.

                  2.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of OPH to creditors upon a total or partial liquidation or a total or partial dissolution of OPH or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to OPH or its properties: (1) the Senior Creditors shall be entitled to receive payment in full of all Senior Indebtedness before the Subordinated Creditors shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Subordinated Indebtedness; and (2) until all Senior Indebtedness is paid in full, any distribution to which the Subordinated Creditors would be entitled but for this
Section 2 shall be made to the OPH Lead Arrangers for the benefit of the Senior Creditors as their interests may appear.

                  2.03. Default on Senior Indebtedness. If a default in payment of any Senior Indebtedness occurs, and the Collateral Trustee has received written notice from the OPH Lead Arrangers of (i) the occurrence and existence of such payment default and (ii) the dollar amount of Senior Indebtedness outstanding at such time, OPH may not pay any amounts with respect to the Subordinated Indebtedness unless theretofore or concurrently therewith, the OPH Lead Arrangers, for the benefit of the Senior Creditors, shall have received payment in full, from OPH or from another Person for OPH's account, of such dollar amount of outstanding Senior Indebtedness.

                  2.04. When Distributions Must Be Paid Over. In the event that the Collateral Trustee or any Subordinated Creditor receives any payment of any Subordinated Indebtedness at a time when such payment is required by this
Section 2 to be paid first to the OPH Lead Arrangers for the benefit of the Senior Creditors, such payment shall be held by the Collateral Trustee or such Subordinated Creditor, in trust for the benefit of, and shall be paid forthwith over and delivered, upon proper written request, to the OPH Lead Arrangers, for the benefit of the Senior Creditors, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid and required by this Section 2 to be paid before payment of Subordinated Indebtedness, to the extent necessary to pay such amount of Senior Indebtedness in full in accordance with its terms after giving effect to any concurrent payment or distribution to or for the Senior Creditors.

                  2.05. Subrogation. After all Senior Indebtedness is paid in full and until the Subordinated Indebtedness is paid in full, the Subordinated Creditors shall be subrogated to the rights of the OPH Lead Arrangers for the benefit of the Senior Creditors to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Subordinated Creditors have been applied to payment of Senior Indebtedness. A distribution made under this Section 2 to the OPH Lead Arrangers for the benefit of the Senior Creditors which otherwise would have been made to the Subordinated Creditors is not, as between OPH and the Subordinated Creditors, a payment by OPH on Senior Indebtedness.

                  2.06. Substantive Consolidation In the event that in any bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to OPH or its properties, there shall occur a substantive consolidation of OPH and any Credit Party (whether or not RRI is also substantively consolidated in any such proceeding), neither the Collateral Trustee nor any Secured Party shall have or assert any claim in respect of the "Guaranteed Obligations" (as defined in the Guaranty) against any assets of any Credit Party until the earlier of (i) such time as the Senior Indebtedness shall have been paid in full or (ii) until such time as the Senior Creditors shall have received an amount equal to the guaranty amount calculated for OPH under Schedule 2.04 (as in effect on the date hereof) to the Guaranty in respect of the Senior Indebtedness in any such proceeding.

                  2.07. Reliance The OPH Lead Arrangers, in executing and delivering a letter indicating confirmation of the compliance of the Subordinated Indebtedness with certain of the terms of Section 7.16 of the OPMW Credit Agreement and Section 7.17 of the OPNY Credit Agreement, are relying on the terms and conditions of the subordination provisions contained herein.

                  2.08. Collateral Trustee Not Fiduciary for Senior Creditors. The Collateral Trustee shall not be deemed to owe any fiduciary duty to the OPH Lead Arrangers or the Senior Creditors and shall not be liable to the OPH Lead Arrangers or any Senior Creditor if it shall mistakenly pay over or distribute to the Subordinated Creditors, OPH, or any other Person, money or assets to which OPH Lead Arrangers or any Senior Creditor shall be entitled by virtue of this Section 2 or otherwise, except if such payment was made as a result of the willful misconduct or gross negligence of the Collateral Trustee.

         SECTION 3. Further Assurances. The Collateral Trustee and the Lead Arrangers, at any time and from time to time upon the written request of the other, will promptly execute and deliver such further instruments and documents and take such further actions as the other may reasonably request for the purposes of obtaining or preserving the full benefits of this Schedule 2.04(a) and of the rights, priorities and powers herein granted.

         SECTION 4. Relative Rights. This Schedule 2.04(a) defines the relative rights of the Subordinated Creditors and the Senior Creditors, who are express third-party beneficiaries hereof. Nothing in this Schedule 2.04(a) shall: (1) impair, as between OPH and the Subordinated Creditors, the obligation of OPH, which is absolute and unconditional, to pay amounts owing in respect of the Subordinated Indebtedness in accordance with its terms; or (2) prevent the Collateral Trustee or any Subordinated Creditor (or any agent or trustee thereof) from exercising its available remedies upon an actionable default, subject to the rights of the Senior Creditors to receive distributions otherwise payable to the Subordinated Creditors. No other Person shall have any right, benefit or other interest under this Schedule 2.04(a).

         SECTION 5. Miscellaneous.

                  5.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand, overnight courier, certified or registered mail or sent by facsimile addressed as follows:

         If to the Collateral Trustee, to it at:

                  Wachovia Bank, National Association
                  5847 San Felipe, Suite 1050
                  Houston, Texas 77057

                  Attention: Corporate Trust Department
                  Facsimile No.: (713) 278-4329

         If to the Lead Arrangers, to them at their respective address for notice set forth in Annex II to the Senior Credit
         Agreements.

         If to OPH, to it at:

                  Orion Power Holdings, Inc.
                  1111 Louisiana
                  Houston, Texas 77002

                  Attention: Rex Clevenger
                             Senior Vice President
                  Facsimile No.: (713) 497-0988

         with a courtesy copy to:

                  Reliant Resources, Inc.
                  1111 Louisiana
                  Houston, Texas 77002

                  Attention: General Counsel
                  Facsimile No.: (713) 497-0116

or such other address as such Person may from time to time designate by giving written notice to the other Persons hereunder. Any failure of any Person giving notice pursuant to this Section 5.01 to provide a courtesy copy to another Person as provided herein shall not affect the validity of such notice. All notices and other communications given to any Person hereto in accordance with the provisions of this Section 5.01 shall be deemed to have been given (x) on the fifth Business Day after the date when sent, postage prepaid, return receipt requested, if by certified or registered mail, (y) when delivered, if delivered by hand or overnight courier service, or (z) when receipt is acknowledged, if by facsimile, in each case addressed to such party as provided in this Section 5.01 or in accordance with the latest unrevoked written direction from such Person.

                  5.02. GOVERNING LAW. THIS SCHEDULE 2.04(A) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5.03. WAIVER OF JURY TRIAL. OPH, THE COLLATERAL TRUSTEE, THE SUBORDINATED CREDITORS, THE OPH LEAD ARRANGERS, THE LEAD ARRANGERS AND THE SENIOR CREDITORS EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY LITIGATION OR DISPUTE DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SCHEDULE 2.04(A), ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, OPH, THE COLLATERAL TRUSTEE, THE OPH LEAD ARRANGERS, THE SUBORDINATED CREDITORS, THE LEAD ARRANGERS AND THE SENIOR CREDITORS EACH HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION OR DISPUTE REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  5.04. Headings. The headings of each Section of this Schedule 2.04(a) are for convenience only and shall not define or limit the provisions thereof.

                  5.05. Severability. In the event any one or more of the provisions contained in this Schedule 2.04(a) should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

                  5.06. No Amendments. Neither this Schedule 2.04(a) nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each of OPH, the Collateral Trustee and the Lead Arrangers.

                  5.07. No Impairment of Sponsor Indebtedness. Notwithstanding anything to the contrary that may be set forth in the Guaranty or this Schedule 2.04(a), nothing in the Guaranty or this Schedule 2.04(a) is intended to, or shall, in any way limit or restrict the Lenders (as that term is defined in the Senior Credit Agreements) in exercising their rights and remedies under the Senior Credit Agreements and under the other Financing Documents (as that term is defined in the Senior Credit Agreements).

                                SCHEDULE 2.04(b)

         SUBORDINATION PROVISIONS RELATING TO ORION POWER HOLDINGS, INC.
                                       AND
                                  OPH INDENTURE

         Reference is made to the AMENDED AND RESTATED GUARANTY AGREEMENT (as the same may be amended, supplemented, or otherwise modified from time to time, the "Guaranty") dated as of July 1, 2003, made by Orion Power Holdings, Inc., a Delaware corporation ("OPH"), in favor of the Secured Parties, as defined in the Collateral Trust Agreement dated as of even date therewith (as the same may be amended, supplemented, or otherwise modified from time to time, the "Collateral Trust Agreement"), among Reliant Resources, Inc. ("RRI"), the subsidiaries of RRI parties thereto, including OPH, and Wachovia Bank, National Association, in its capacity as collateral trustee (together with its successors in such capacity the "Collateral Trustee") for the Secured Parties. Reference is also made to Schedule 2.04(a) to the Guaranty (as the same may be amended, amended and restated, modified, or replaced from time to time, "Schedule 2.04(a)").

         The amounts guaranteed by OPH under the Guaranty have been subordinated to the "Obligations" (as such term is defined in Schedule 2.04(a), such Obligations, as defined therein, the "Project Obligations") to the extent set forth in Schedule 2.04(a).

         The Project Obligations are secured by a lien on assets of OPH pursuant to the OPH Pledge Agreement (as defined below), and consequently, for so long as the Project Obligations are secured by such assets of OPH, or any other property of OPH, the Project Obligations constitute "Indebtedness" (as defined in the Indenture defined below) of OPH.

         Section 4.09 of the Indenture provides that OPH shall not incur Indebtedness that is contractually subordinated to other Indebtedness of OPH unless such Indebtedness is also contractually subordinated in right of payment to the Notes pursuant to terms no less favorable to the Holders of the Notes (as such terms are defined below).

         OPH, having entered into the Guaranty and having subordinated the Indebtedness thereunder to the Project Obligations is, as contemplated by
Section 4.09 of the Indenture, providing this subordination for the benefit of the Holders of the Notes.

         The Subordinated Creditors (as defined below), by their acceptance of the benefits of the Guaranty, and the Trustee and the Holders (as defined below), by their acceptance of the benefits of this Schedule 2.04(b), each agrees to be bound hereby.

         SECTION 1. Definitions.

              1.01. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

         "Holder" has the meaning assigned to such term in the Indenture.

         "Indebtedness" has the meaning assigned to such term in the Indenture as in effect on the date hereof.

         "Indenture" means the Indenture dated as of April 27, 2000, between OPH and the Trustee, together with any amendments or supplements thereto that do not increase the principal outstanding amount of the Obligations under the Notes or such Indenture.

         "Obligations" has the meaning assigned to such term in the Indenture.

         "Notes" means the 12% Senior Notes due 2010 issued by OPH pursuant to the Indenture.

         "OPH Pledge Agreement" has the meaning assigned to such term in
Schedule 2.04(a).

         "Senior Bank Indebtedness" means the "Senior Indebtedness" as that term is defined in Schedule 2.04(a).

         "Senior Indebtedness" means all present and future Obligations of OPH to the Holders under the Notes outstanding on the date hereof and under any replacement Notes issued pursuant to Section 2.07 of the Indenture.

         "Subordinated Creditors" means each of the Secured Parties, and their successors and assigns.

         "Subordinated Indebtedness" means all present and future obligations, liabilities and indebtedness of OPH to the Subordinated Creditors pursuant to the Guaranty.

         "Trustee" means Wilmington Trust Company, as indenture trustee for the Holders, and its successors or assigns as such indenture trustee.

         SECTION 2. Subordination. OPH and each Subordinated Creditor agrees as follows:

                  2.01. Agreement to Subordinate. OPH and each Subordinated Creditor agrees that so long as the Senior Bank Indebtedness constitutes "Indebtedness of the Company" within the meaning of Section 4.09 of the Indenture (as in effect on the date hereof), the Subordinated Indebtedness is subordinated in right of payment, to the extent and in the manner provided in this Section 2, to the Senior Indebtedness, and that such subordination is for the benefit of and enforceable by the Trustee for the benefit of the Holders.

                  2.02. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of OPH to creditors upon a total or partial liquidation or a total or partial dissolution of OPH or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to OPH or its properties: (1) the Holders shall be entitled to receive payment in full of all Senior Indebtedness before the Subordinated Creditors shall be entitled to receive any payment of principal of or interest on or other amounts with respect to the Subordinated Indebtedness; and (2) until all Senior Indebtedness is paid in full, any distribution to which the Subordinated Creditors would be entitled but for this Section 2 shall be made to the Trustee for the benefit of the Holders as their interests may appear.

                  2.03. Default on Senior Indebtedness. If a default in payment of any Senior Indebtedness occurs, and the Collateral Trustee has received written notice from the Trustee of (i) the occurrence and existence of such payment default and (ii) the dollar amount of Senior

Indebtedness outstanding at such time, OPH may not pay any amounts with respect to the Subordinated Indebtedness unless theretofore or concurrently therewith, the Trustee, for the benefit of the Holders, shall have received payment in full, from OPH or from another Person for OPH's account, of a dollar amount of Senior Indebtedness equal to the dollar amount of Senior Indebtedness outstanding at such time.

                  2.04. When Distributions Must Be Paid Over. In the event that the Collateral Trustee or any Subordinated Creditor receives any payment of any Subordinated Indebtedness at a time when such payment is required by this
Section 2 to be paid first to the Trustee for the benefit of the Holders, such payment shall be held by the Collateral Trustee or such Subordinated Creditor, in trust for the benefit of, and shall be paid forthwith over and delivered, upon proper written request, to the Trustee, for the benefit of the Holders, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid and required by this Section 2 to be paid before payment of Subordinated Indebtedness, to the extent necessary to pay such amount of Senior Indebtedness in full in accordance with its terms after giving effect to any concurrent payment or distribution to or for the Holders.

                  2.05. Subrogation. After all Senior Indebtedness that is required by this Section 2 to be paid before Subordinated Indebtedness may be paid is paid in full and until the Subordinated Indebtedness is paid in full, the Subordinated Creditors shall be subrogated to the rights of the Holders to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Subordinated Creditors have been applied to payment of Senior Indebtedness. A distribution made under this Section 2 to the Trustee, for the benefit of the Holders, which otherwise would have been made to the Subordinated Creditors is not, as between OPH and the Subordinated Creditors, a payment by OPH on Senior Indebtedness.

                  2.06. Collateral Trustee Not Fiduciary for Holders. The Collateral Trustee shall not be deemed to owe any fiduciary duty to the Trustee or the Holders and shall not be liable to the Trustee or any Holder if it shall mistakenly pay over or distribute to the Subordinated Creditors, OPH, or any other Person, money or assets to which the Trustee or any Holder shall be entitled by virtue of this Section 2 or otherwise, except if such payment was made as a result of the willful misconduct or gross negligence of the Collateral Trustee.

         SECTION 3. Further Assurances. The Collateral Trustee and the Trustee, at any time and from tune to time upon the written request of the other, will promptly execute and deliver such further instruments and documents and take such further actions as the other may reasonably request for the purposes of obtaining or preserving the full benefits of this Schedule 2.04(b) and of the rights, priorities and powers herein granted.

         SECTION 4. Relative Rights. This Schedule 2.04(b) defines the relative rights of the Subordinated Creditors and the Holders, who are express third-party beneficiaries hereof. Nothing in this Schedule 2.04(b) shall: (1) impair, as between OPH and the Subordinated Creditors, the obligation of OPH, which is absolute and unconditional, to pay amounts owing in respect of the Subordinated Indebtedness in accordance with its terms; or (2) prevent the Collateral Trustee or any Subordinated Creditor (or any agent or trustee thereof) from exercising its available remedies upon an actionable default, subject to the rights of the Trustee, for the benefit of the Holders, to receive distributions otherwise payable to the Subordinated Creditors. No other Person shall have any right, benefit or other interest under this Schedule 2.04(b).

         SECTION 5. Miscellaneous.

                  5.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand, overnight courier, certified or registered mail or sent by facsimile addressed as follows:

         If to the Collateral Trustee, to it at:

                  Wachovia Bank, National Association
                  5847 San Felipe, Suite 1050
                  Houston, Texas 77057

                  Attention: Corporate Trust Department
                  Facsimile No.: (713) 278-4329

         If to the Trustee, to it at its address for notice set forth in Section
         11.02 of the Indenture.

         If to OPH, to it at:

                  Orion Power Holdings, Inc.
                  1111 Louisiana
                  Houston, Texas 77002

                  Attention: Rex Clevenger
                             Senior Vice President
                  Facsimile No.: (713) 497-0988

         with a courtesy copy to:

                  Reliant Resources, Inc.
                  1111 Louisiana
                  Houston, Texas 77002

                  Attention: General Counsel
                  Facsimile No.: (713) 497-0116

or such other address as such Person may from time to time designate by giving written notice to the other Persons hereunder. Any failure of any Person giving notice pursuant to this Section 5.01 to provide a courtesy copy to another Person as provided herein shall not affect the validity of such notice. All notices and other communications given to any Person hereto in accordance with the provisions of this Section 5.01 shall be deemed to have been given (x) on the fifth Business Day after the date when sent, postage prepaid, return receipt requested, if by certified or registered mail, (y) when delivered, if delivered by hand or overnight courier service, or (z) when receipt is acknowledged, if by facsimile, in each case addressed to such party as provided in this Section 5.01 or in accordance with the latest unrevoked written direction from such Person.

                  5.02. GOVERNING LAW. THIS SCHEDULE 2.04(B) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  5.03. WAIVER OF JURY TRIAL. OPH, THE COLLATERAL TRUSTEE, THE SUBORDINATED CREDITORS, THE TRUSTEE AND THE HOLDERS EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY LITIGATION OR DISPUTE DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SCHEDULE 2.04(B), ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, OPH, THE COLLATERAL TRUSTEE, THE SUBORDINATED CREDITORS, THE TRUSTEE AND THE HOLDERS EACH HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION OR DISPUTE REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  5.04. Headings. The headings of each Section of this Schedule 2.04(b) are for convenience only and shall not define or limit the provisions thereof.

                  5.05. Severability. In the event any one or more of the provisions contained in this Schedule 2.04(b) should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

                  5.06. Termination. The terms and provisions of this Schedule 2.04(b) shall terminate and no longer be of any force or effect from and after the date, if any, that the Senior Bank Indebtedness ceases to be "Indebtedness of the Company" within the meaning of Section 4.09 of the Indenture (as in effect on the date hereof).

                  5.07. Amendments. This Schedule 2.04(b) and any provision hereof may be waived, rescinded, amended or modified by an agreement or agreements in writing entered into solely by OPH and the Collateral Trustee.